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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2001


                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)



            Florida                    0-4466                  59-1205269
(State or other jurisdiction   (Commission File Number)       (IRS Employer
        of incorporation)                                 Identification Number)



7900 Glades Rd., Suite 500, Boca Raton, Florida                 33434-4105
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (561) 451-1000

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Item 5.      Other Events.

Artesyn Technologies, Inc. today announced new guidance for 2001 based on the challenging economic environment.

A copy of the press release issued is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits

(a)  Financial statements of business acquired.

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Exhibits.

Exhibit No.             Description
-----------             -----------
99                      Press release issued by Artesyn Technologies, Inc.
                        dated March 15, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Artesyn Technologies, Inc.
                                            -----------------------------
                                                    (Registrant)


Dated: March 16, 2001


                                  By:      /s/ Richard J. Thompson
                                           --------------------------
                                           Richard J. Thompson
                                           Vice President-Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
99                        Press release issued by Artesyn Technologies on
                          March 15, 2001